                                                                  EXHIBIT 10.97

===============================================================================

                           STOCK PURCHASE AGREEMENT
                            AND RELATED DOCUMENTS

                                 BY AND AMONG

                          CHANNEL 44 OF TULSA, INC.,

                   PAXSON COMMUNICATIONS OF TULSA-44, INC.

                                     AND

                          BROADCASTING SYSTEMS, INC.


                                  *   *   *


                                 MAY 23, 1996

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

                               TABLE OF CONTENTS




                                                                                                                      TAB
                                                                                                                      ---
Stock Purchase Agreement dated as of May 23, 1996, by and among
Channel 44 of Tulsa, Inc. ("Channel 44"), Paxson Communications of
Tulsa-44, Inc. ("Paxson-44") and Broadcasting Systems, Inc. ("BSI") . . . . . . . . . . . . . . . . . . . . . . . . . . 1

Time Brokerage Agreement dated as of May 23, 1996, by and between
Channel 44 and Paxson-44  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

Lease Agreement dated as of May 23, 1996 by and between Channel 44 and Paxson-44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

Construction Agreement dated as of May 23, 1996, by and between
Channel 44 and Paxson-44  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

Escrow Agreement dated as of May 23, 1996, by and among BSI, Channel 44,
Paxson-44 and First Union National Bank of Florida . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5


- --------------------------------------------------------------------------------

                            STOCK PURCHASE AGREEMENT

                                  BY AND AMONG

                           CHANNEL 44 OF TULSA, INC.,

                    PAXSON COMMUNICATIONS OF TULSA-44, INC.

                                      AND

                           BROADCASTING SYSTEMS, INC.


                                   *   *   *


                                  MAY 23, 1996

- --------------------------------------------------------------------------------

                               TABLE OF CONTENTS

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
ARTICLE 1.  CERTAIN DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         Section 1.1   Terms Defined in this Section  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         Section 1.2   Clarifications . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5

ARTICLE 2.  THE INITIAL CLOSING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         Section 2.1   The Initial Closing. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         Section 2.2   Sale of Initial Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         Section 2.3   Purchase Price . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5

ARTICLE 3.  ACTIONS TO BE TAKEN PRIOR TO THE INITIAL CLOSING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         Section 3.1   Organization of the Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         Section 3.2   Execution of Tower Lease.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         Section 3.3   Extension Application  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         Section 3.4   Pro Forma FCC Consent. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         Section 3.5   Modification Application . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         Section 3.6   Assignment of Construction Permit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         Section 3.7   Conduct Pending the Initial Closing. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6

ARTICLE 4.  REPRESENTATIONS AND WARRANTIES OF BUYER
            REGARDING THE INITIAL CLOSING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         Section 4.1   Organization and Standing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         Section 4.2   Power and Authority  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         Section 4.3   Conflicts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         Section 4.4   Investment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         Section 4.5   Qualifications . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         Section 4.6   Disclosure . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8

ARTICLE 5.  REPRESENTATIONS AND WARRANTIES OF SELLER AND THE
            COMPANY REGARDING THE INITIAL CLOSING   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         Section 5.1   Organization and Standing. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         Section 5.2   Power and Authority  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         Section 5.3   Conflicts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         Section 5.4   Exchange Act; Investment Company Act . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         Section 5.5   Capitalization . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         Section 5.6   Assets and Liabilities of the Company.   . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Section 5.7   Broker . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Section 5.8   Debts, Obligations and Liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Section 5.9   Disclosure . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

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
ARTICLE 6.    CONDITIONS PRECEDENT TO THE OBLIGATIONS OF BUYER
              AT THE INITIAL CLOSING   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
        Section 6.1   Representations and Warranties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
        Section 6.2   Covenants and Conditions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
        Section 6.3   Extension Application  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
        Section 6.4   Approvals for Tower Site . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
        Section 6.5   Contribution . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
        Section 6.6   Tower Lease  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
        Section 6.7   Deliveries.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
        Section 6.8   Adverse Proceedings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
        Section 6.9   Modification Application.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

ARTICLE 7.  CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SELLER
            AND THE COMPANY AT THE INITIAL CLOSING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Section 7.1   Representations and Warranties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Section 7.2   Covenants and Conditions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Section 7.3   Deliveries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Section 7.4   Adverse Proceedings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

ARTICLE 8.  CONSTRUCTION AND OPERATION OF THE STATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         Section 8.1   General  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         Section 8.2   FCC Consent. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         Section 8.3   Employee Benefit Plans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         Section 8.4   Labor Relations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         Section 8.5   Licenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         Section 8.6   Compliance with Laws . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         Section 8.7   Notification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         Section 8.8   Preservation of Business . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         Section 8.9   Performance of Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         Section 8.10  Cable Carriage . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

ARTICLE 9.  THE OPTIONS AND THE SECOND CLOSING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         Section 9.1   Call Option  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         Section 9.2   Put Option.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         Section 9.3   The Second Closing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         Section 9.4   Sale of Option Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         Section 9.5   Purchase Price for Option Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17

ARTICLE 10. REPRESENTATIONS AND WARRANTIES OF BUYER
            REGARDING THE SECOND CLOSING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17

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
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
ARTICLE 11. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY AND SELLER
            REGARDING THE SECOND CLOSING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         Section 11.1  Contracts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         Section 11.2  Copyrights, Trademarks and Similar Rights  . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         Section 11.3  Governmental Authorizations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         Section 11.4  Title to and Condition of Real Property  . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         Section 11.5  Title to and Condition of Tangible Personal Property . . . . . . . . . . . . . . . . . . . . .  19
         Section 11.6  Compliance With Laws . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         Section 11.7  Reports  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         Section 11.8  Public Inspection File . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         Section 11.9  Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         Section 11.10 Dividends and Redemptions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         Section 11.11 Notices; Condemnation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         Section 11.12 Liabilities of the Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         Section 11.13 Disclosure . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20

ARTICLE 12. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF BUYER
            AT THE SECOND CLOSING   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         Section 12.1  Representations and Warranties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         Section 12.2  Covenants and Conditions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         Section 12.3  FCC Consent. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         Section 12.4  Consents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         Section 12.5  Deliveries.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         Section 12.6  Adverse Proceedings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         Section 12.7  Time Brokerage Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         Section 12.8  Adverse Change . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22

ARTICLE 13. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SELLER AND THE COMPANY AT THE
            SECOND CLOSING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         Section 13.1  Representations and Warranties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         Section 13.2  Covenants and Conditions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         Section 13.3  FCC Consent. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         Section 13.4  Consents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         Section 13.5  Deliveries.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         Section 13.6  Time Brokerage Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         Section 13.7  Adverse Proceedings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23

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
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
ARTICLE 14.  JOINT COVENANTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         Section 14.1  Confidentiality  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         Section 14.2  Cooperation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         Section 14.3  Governmental Consents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         Section 14.4  Station Operation and Contracts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24

ARTICLE 15.TRANSFER TAXES; FEES AND EXPENSES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         Section 15.1  Transfer Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         Section 15.2  Filing Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         Section 15.3  Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

ARTICLE 16. ESCROW DEPOSIT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         Section 16.1  Escrow Deposit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

ARTICLE 17.  RISK OF LOSS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         Section 17.1  Risk of Loss . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         Section 17.2  Postponement of the Second Closing Date  . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         Section 17.3  Option to Terminate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26

ARTICLE 18. TERMINATION RIGHTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         Section 18.1  Termination by the Parties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         Section 18.2  Termination by Buyer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27

ARTICLE 19. SPECIFIC PERFORMANCE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27

ARTICLE 20. INDEMNIFICATION   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         Section 20.1  Seller's and the Company's Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         Section 20.2  Buyer's Indemnification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         Section 20.3  Notice of Claim  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         Section 20.4  Assumption and Defense of Third-Party Action . . . . . . . . . . . . . . . . . . . . . . . . .  28
         Section 20.5  Limitation Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29

ARTICLE 21. OTHER PROVISIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         Section 21.1  Survival of Representations, Warranties and Covenants  . . . . . . . . . . . . . . . . . . . .  29
         Section 21.2  Press Releases . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         Section 21.3  Further Assurances . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         Section 21.4  Benefit and Assignment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         Section 21.5  Entire Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         Section 21.6  Headings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30

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
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
         Section 21.7  Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         Section 21.8  Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         Section 21.9  Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         Section 21.10 Defined Terms  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31


                          EXHIBITS AND SCHEDULES TO
                          STOCK PURCHASE AGREEMENT

                          EXHIBITS
                          --------

  EXHIBIT A        --    Escrow Agreement
  EXHIBIT B        --    Shareholders Agreement


                          SCHEDULES
                          ---------

  Schedule 5.6     --    Assets
  Schedule 5.8     --    Debts, Obligations and Liabilities
  Schedule 6.7(f)  --    Opinions of Counsel to Seller and the Company (Initial Closing)
  Schedule 7.3(d)  --    Opinion of Counsel to Buyer (Initial Closing)
  Schedule 12.5(g) --    Opinions of Counsel to Seller and the Company (Second Closing)
  Schedule 13.5(d) --    Opinion of Counsel to Buyer (Second Closing)





                            STOCK PURCHASE AGREEMENT


         THIS STOCK PURCHASE AGREEMENT (the "Agreement") is dated as of the 23rd day of May, 1996, by and among BROADCASTING SYSTEMS, INC., an Arizona corporation ("Seller"); CHANNEL 44 OF TULSA, INC., a Delaware corporation ("Company"); and PAXSON COMMUNICATIONS OF TULSA-44, INC., a Florida corporation ("Buyer").

                              W I T N E S S E T H

         WHEREAS, Seller is the holder of an expired construction permit, File No. BPCT-930902KF ("Construction Permit"), issued by the Federal Communications Commission ("FCC") for new television station KGLB-TV, Channel 44, Okmulgee, Oklahoma (the "Station");

         WHEREAS, Seller has filed an application with the FCC, File No. BMPCT-950714KG, requesting the extension of the Construction Permit (the "Extension Application");

         WHEREAS, subject to the grant of the Extension Application and FCC approval of the pro forma assignment of the Construction Permit from Seller to the Company, Seller intends to convey the Construction Permit to the Company in exchange for all of the outstanding common stock of the Company;

         WHEREAS, Buyer desires to purchase from Seller, following the acquisition of the Construction Permit by the Company, forty-nine percent (49%) of the outstanding common stock of the Company, subject to the terms and conditions set forth herein;

         WHEREAS, Buyer desires to grant to Seller an option to require Buyer to purchase the remaining fifty-one percent (51%) of the outstanding common stock of the Company, and Seller desires to grant to Buyer an option to purchase such stock, subject to the terms and conditions set forth herein;

         WHEREAS, on the date hereof, Buyer and the Company have entered into
(a) a Construction Agreement, pursuant to which Buyer agrees to provide certain services in connection with the construction of the Station, (b) a Lease Agreement, pursuant to which Buyer agrees to lease to the Company certain assets used or useful in the business and operations of the Station, and (c) a Time Brokerage Agreement, pursuant to which, upon completion of construction of the Station and commencement of broadcast operations, Buyer shall provide programming for broadcast on the Station, subject to the rules, regulations and policies of the FCC; and

     WHEREAS, in connection with the foregoing transactions, Buyer, Seller and the Company desire to enter into a Shareholders Agreement setting forth, among other things, certain restrictions relating to the issuance and sale of the capital stock of the Company.

     NOW, THEREFORE, in consideration of these premises and the mutual covenants, conditions and promises contained herein, and for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

ARTICLE 1.     CERTAIN DEFINITIONS

     Section 1.1 Terms Defined in this Section. The following terms, as used in this Agreement, have the meanings set forth in this Section:

     "Closings" means the collective reference to the Initial Closing and the Second Closing.

     "Common Stock" means all of the issued and outstanding shares of capital stock of the Company, consisting of 1,000 shares of voting common stock, par value $.01 per share.

     "Communications Act" means the Communications Act of 1934, as amended, the Telecommunications Act of 1996 and the rules and regulations promulgated thereunder.

     "Consents" means the consents, permits, or approvals of government authorities and other third parties necessary to transfer the Construction Permit to the Company and to transfer the Common Stock to Buyer or otherwise to consummate the transactions contemplated by this Agreement.

     "Construction Agreement" means the Construction Agreement entered into by Buyer and the Company on the date hereof.

     "Contracts" means all contracts, leases, non-governmental licenses, and other agreements (including leases for personal or real property and employment agreements), written or oral (including any amendments and other modifications thereto) to which the Company is a party or that are binding upon the Company and that relate to or affect the assets or the business or operations of the Station, and (a) that are in effect on the date of this Agreement or (b) that are entered into by the Company between the date of this Agreement and the Second Closing Date.

     "Escrow Agent" means First Union National Bank of Florida.

     "Escrow Agreement" means the Escrow Agreement to be entered into among Buyer, Seller, the Company and the Escrow Agent, substantially in the form of Exhibit A.

     "Escrow Deposit" means the Fifty Thousand Dollars ($50,000) in cash deposited by Buyer with the Escrow Agent pursuant to the Escrow Agreement.

     "FCC Consent" means action by the FCC granting its consent to the transfer of control of the Company as contemplated by this Agreement.

     "FCC Licenses" means those licenses, permits, and authorizations issued by the FCC in connection with the business and operations of the Station.

     "Final Order" means an action by the FCC that has not been reversed, stayed, enjoined, set aside, annulled, or suspended, and with respect to which no requests are pending for administrative or judicial review, reconsideration, appeal, or stay, and the time for filing any such requests and the time for the FCC to set aside the action on its own motion have expired.

     "Initial Closing" means the consummation of the purchase and sale of the Initial Shares pursuant to this Agreement in accordance with the provisions of
Article 2.

     "Initial Closing Date" means the date on which the Initial Closing occurs, as determined pursuant to Section 2.1.

     "Initial Shares" means 490 shares of the voting common stock, par value $.01 per share, of the Company.

     "Intangibles" means all copyrights, trademarks, trade names, service marks, service names, licenses, patents, permits, jingles, proprietary information, technical information and data, machinery and equipment warranties, and other similar intangible property rights and interests (and any goodwill associated with any of the foregoing) applied for, issued to, or owned by the Company or under which the Company is licensed or franchised and that are used or useful in the business and operations of the Station, together with any additions thereto between the date of this Agreement and the Second Closing Date.

     "Lease Agreement" means the Lease Agreement entered into by Buyer and the Company on the date hereof.

     "Licenses" means all licenses, permits, construction permits, and other authorizations issued as of the date hereof by the FCC, the Federal Aviation Administration, or any other federal, state, or local governmental authorities for the construction or operation of the Station, together with any additions thereto between the date of this Agreement and the Second Closing Date.

     "Option Shares" means 510 shares of the voting common stock, par value $.01 per share, of the Company.

     "Pro Forma FCC Consent" means the action by the FCC granting its consent to the pro forma assignment of the Construction Permit from Seller to the Company.

     "Real Property" means all real property, and all buildings and other improvements thereon, whether or not owned or held by Seller or the Company, used or useful in the business or operations of the Station.

     "Real Property Interests" means all interests in real property, including fee estates, leaseholds and subleaseholds, purchase options, easements, licenses, rights to access, and rights of way, and all buildings and other improvements thereon, owned or held by Seller or the Company that are used or useful in the business or operations of the Station, together with any additions thereto between the date of this Agreement and the Second Closing Date.

     "Second Closing" means the consummation of the purchase and sale of the Option Shares pursuant to this Agreement in accordance with the provision of
Article 9.

     "Second Closing Date" means the date on which the Second Closing occurs, as determined pursuant to Section 9.3.

     "Shareholders Agreement" means the Shareholders Agreement to be entered into upon the Initial Closing among Buyer, Seller and the Company, substantially in the form of Exhibit B.

     "Tangible Personal Property" means all machinery, equipment, tools, vehicles, furniture, leasehold improvements, office equipment, plant, inventory, spare parts, and other tangible personal property owned or held by Seller or the Company that is used or useful in the conduct of the business or operations of the Station, together with any additions thereto between the date of this Agreement and the Second Closing Date.

     "Taxes" (and, with correlative meaning, "Taxes" and "Taxable") means all federal, state, local or foreign income, gross receipts, windfall profits, severance, property, production, sales, use, license, excise, franchise, capital, transfer, employment, withholding and other taxes and assessments, together with any interest, additions or penalties with respect thereto and any interest in respect of such additions or penalties, and "Tax" means any one of such Taxes.

     "Tax Returns" means all federal, state, local and foreign income, franchise, sales, use, occupation, property, excise, alternative or add-on minimum, social security, employees' withholding, unemployment, disability, transfer, capital stock and other tax returns and tax reports, and "Tax Return" means any one of such Tax Returns.

     "Time Brokerage Agreement" means the Time Brokerage Agreement entered into by Buyer and the Company on the date hereof.

     "Tower Lease" means a lease, in form and substance acceptable to Buyer, to be entered into by the Company for the construction, operation and maintenance of the Station's transmission facilities at the transmitter site specified in the Construction Permit or at an alternate site acceptable to Buyer.

     "Transaction Documents" means the Lease Agreement, Construction Agreement, Time Brokerage Agreement and Shareholders Agreement.

     Section 1.2 Clarifications. Words used herein, regardless of the gender and number specifically used, shall be deemed and construed to include any other gender and any other number as the context requires. Use of the word "including" herein shall be deemed and construed to mean "including but not limited to." Except as specifically otherwise provided in this Agreement in a particular instance, a reference to a Section, Exhibit or Schedule is a reference to a Section of this Agreement or a Schedule or an Exhibit hereto, and the terms "hereof," "herein" and other like terms refer to this Agreement as a whole, including the Schedules and Exhibits hereto, and not solely to any particular part hereof.

ARTICLE 2.  THE INITIAL CLOSING

     Section 2.1 The Initial Closing. The Initial Closing shall take place at 10:00 a.m., Washington, D.C. time, on a date to be set by Buyer on no less than five (5) days' written notice to Seller, which date shall not be sooner than the first business day after the date on which the Pro Forma FCC Consent has become a Final Order and shall not be later than the tenth business day after the date on which the Pro Forma FCC Consent has become a Final Order, subject to the satisfaction of all other conditions precedent to the holding of the Initial Closing. The Initial Closing shall take place at the offices of Dow, Lohnes & Albertson, 1200 New Hampshire Avenue, N.W., Suite 800, Washington, D.C. 20036, or such other place as the parties shall mutually agree. If Buyer fails to specify the date for Initial Closing prior to the fifth business day after the date upon which the Pro Forma FCC Consent has become a Final Order, the Initial Closing shall take place on the tenth business day after the date upon which the Pro Forma FCC Consent has become a Final Order.

     Section 2.2 Sale of Initial Shares. Subject to the terms and conditions set forth in this Agreement, Seller hereby agrees to sell, transfer and deliver to Buyer on the Initial Closing Date, and Buyer agrees to purchase, the Initial Shares, free and clear of any claims, liabilities, security interests, mortgages, liens, pledges, conditions, charges or encumbrances of any nature whatsoever.

     Section 2.3    Purchase Price.   The purchase price for the Initial Shares
(the "Purchase Price") shall be Four Hundred Four Thousand Dollars ($404,000). The Purchase Price shall be paid at the Initial Closing by Buyer to Seller, in accordance with written instructions provided by Seller to Buyer no less than two (2) business days prior to the Initial Closing Date, by wire transfer of immediately available federal funds or other means mutually satisfactory to Buyer and Seller.

ARTICLE 3.  ACTIONS TO BE TAKEN PRIOR TO THE INITIAL CLOSING

     Section 3.1 Organization of the Company. Seller shall cause the Company to be duly qualified to conduct business in the State of Oklahoma.

     Section 3.2 Execution of Tower Lease. Upon the execution of this Agreement, Seller and Buyer shall cooperate and use their respective best efforts to negotiate and cause the Company to enter into the Tower Lease as expeditiously as possible. Upon execution of the Tower Lease, the Company shall prepare and file with the FCC and any other federal, state or local government authorities such applications, notices or other documents as may be necessary or advisable to permit the construction and operation of the Station's transmission facilities at the site specified in the Tower Lease. Buyer shall cooperate with the Company and use its best efforts to assist the Company in obtaining such approvals of the FCC and any other federal, state or local governmental authorities as may be necessary or advisable to permit such construction and operation.

     Section 3.3 Extension Application. Seller shall make such additional filings with the FCC and continue to use its best efforts to cause the FCC to grant the Extension Application as expeditiously as possible.

     Section 3.4 Pro Forma FCC Consent. Seller and the Company shall prepare and, within five (5) business days after the date of this Agreement, file with the FCC an appropriate application for the Pro Forma FCC Consent. Seller and the Company shall thereafter prosecute the application for the Pro Forma FCC Consent with all diligence and otherwise use its best efforts to obtain a grant of the application for the Pro Forma FCC Consent as expeditiously as possible.

     Section 3.5 Modification Application. Seller shall prepare and, within ten (10) business days after the date of this Agreement, file with the FCC an application, in form and substance acceptable to Buyer, to relocate the Station's transmitter site to the existing transmitter site of radio station KCKI-FM, Henryetta, Oklahoma (NL 35 50 2.0, WL 96 07 28) (the "Modification Application").

     Section 3.6 Assignment of Construction Permit. Upon the grant of the Pro Forma FCC Consent, Seller shall contribute the Construction Permit to the Company in exchange for all of the issued and outstanding shares of Common Stock not then owned by Seller, pursuant to conveyancing documents in form and substance acceptable to Buyer.

     Section 3.7 Conduct Pending the Initial Closing. Between the date hereof and the Initial Closing Date, unless Buyer shall otherwise consent in writing, Seller and the Company covenant and agree:

          (a) to perform all acts necessary to carry out the transactions contemplated by this Agreement and to not: (i) create, incur, assume or guarantee any indebtedness, obligation or liability or make any payments in respect thereto except in the ordinary course of business and consistent with past practices; (ii) encumber the Common Stock; or (iii) perform or suffer any acts within its control that are inconsistent with its representations, warranties, covenants and agreements set forth herein; and


          (b) to notify Buyer promptly of (i) any adverse development with respect to the Extension Application, the Modification Application, Pro Forma FCC Consent or the Tower Lease or (ii) the commencement or threat of any claim; suit; action; arbitration; legal, administrative or other proceeding; governmental investigation; or tax audit against Seller or the Company or affecting the Station; and


          (c) to cooperate fully with Buyer in taking any and all actions necessary or desirable for the consummation of the transactions contemplated by this Agreement;

ARTICLE 4.   REPRESENTATIONS AND WARRANTIES OF BUYER REGARDING
             THE INITIAL CLOSING

      As an inducement to Seller and the Company to enter into this Agreement and consummate the transactions contemplated to occur upon the Initial Closing, Buyer represents and warrants to Seller and the Company as follows:

     Section 4.1 Organization and Standing. Buyer is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Florida and shall be, on or before the Initial Closing Date, duly qualified to conduct business as a foreign corporation in the State of Oklahoma.

     Section 4.2 Power and Authority. Buyer has full corporate power and authority to enter into this Agreement and the other documents contemplated hereby, and to perform and comply with the terms, covenants and conditions to be performed or complied with by Buyer hereunder and thereunder. This Agreement constitutes, and any other instrument contemplated hereby when executed and delivered by Buyer at the Initial Closing, will constitute, the legal, valid and binding obligations of Buyer, enforceable in accordance with their terms, except as such enforceability may be affected by bankruptcy, insolvency or similar laws and by court-applied equitable principles.

     Section 4.3 Conflicts. The execution and delivery of this Agreement and the instruments or documents to be delivered by Buyer pursuant to this Agreement at the Initial Closing, the consummation of the transactions contemplated by this Agreement at the Initial Closing, and compliance with the terms, conditions and provisions of this Agreement at the Initial Closing by Buyer, with or without the giving of notice or the passage of time, or both, do not and will not: (i) contravene any provision of Buyer's Articles of Incorporation or By-laws; (ii) conflict with or result in a breach of or constitute a default under any of the terms, conditions or provisions of any indenture, mortgage, loan or credit agreement or any other agreement or instrument to which Buyer is a party or by which it or its assets may be bound or affected, or any decree, judgment or order of any court or governmental department, commission, board, agency or instrumentality, domestic or foreign, or any applicable law, ordinance, rule or regulation, including but not limited to the Communications Act; or (iii) result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of Buyer's assets or give to others any interests or rights therein.

     Section 4.4 Investment. Buyer will acquire the Initial Shares for its own account for investment and not with a present view to distribute or resell the same.

     Section 4.5 Qualifications. Buyer knows of no fact that, under existing rules and regulations of the FCC, could reasonably be expected to cause the FCC to determine that Buyer is not qualified to be the transferee of the Initial Shares.

     Section 4.6 Disclosure. No representation or warranty by Buyer in this Agreement, and no schedule, document, statement, certificate furnished or to be furnished by Buyer to Seller or the Company pursuant hereto, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements or facts contained herein or therein not misleading

ARTICLE 5.   REPRESENTATIONS AND WARRANTIES OF SELLER AND THE
             COMPANY REGARDING THE INITIAL CLOSING

      As an inducement to Buyer to enter into this Agreement and consummate the transactions contemplated to occur upon the Initial Closing, Seller and the Company represent and warrant to Buyer as follows:

     Section 5.1 Organization and Standing. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and shall be, on or before the Initial Closing, duly qualified to conduct business in the State of Oklahoma. Seller is a corporation duly organized, validly existing, and in good standing under the laws of the State of Arizona and is duly qualified to conduct business in the State of Oklahoma. Seller has delivered to Buyer true and complete copies of
(a) the Articles of Incorporation and By-laws of Seller and (b) the Certificate of Incorporation and By-laws of the Company.

     Section 5.2 Power and Authority. Seller and the Company each has full corporate power and authority to enter into this Agreement and the other documents contemplated hereby, and to perform and comply with the terms, covenants and conditions to be performed or complied with by Seller or the Company hereunder or thereunder. This Agreement constitutes, and any other instrument contemplated hereby, when executed and delivered by Seller or the Company at the Initial Closing, will constitute, the legal, valid and binding obligations of Seller and the Company, enforceable in accordance with their terms, except as such enforceability may be affected by bankruptcy, insolvency or similar laws and by court-applied equitable principles.

     Section 5.3 Conflicts. The execution and delivery of this Agreement and the instruments or documents to be delivered by Seller or the Company pursuant to this Agreement at the Initial Closing, the consummation of the transactions contemplated by this Agreement at the Initial Closing, and compliance with the terms, conditions and provisions of this Agreement at the Initial Closing by Seller and the Company, with or without the giving of notice or the passage of time, or both, do not and will not: (i) contravene any provision of the Articles of Incorporation or By- laws of Seller or the Certificate of Incorporation or By-laws of the Company, (ii) conflict with or result in a breach of or constitute a default under any of the terms, conditions or provisions of any indenture, mortgage, loan or credit agreement or any other agreement or instrument to which Seller or the Company is a party or by which Seller or the Company or any of their respective assets may be bound or affected, or any decree, judgment or order of any court or governmental department, commission, board, agency or instrumentality, domestic or foreign, or any applicable law, ordinance, rule or regulation, including but not limited to the Communications Act; or (iii) result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the assets of Seller or the Company or the Initial Shares or give to others any interests or rights therein.

     Section 5.4 Exchange Act; Investment Company Act. No securities of the Company are required to be registered under Section 12 of the Securities and Exchange Act of 1934, as amended. Neither Seller nor the Company is an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

     Section 5.5 Capitalization. The Company's capital stock consists solely of One Thousand (1,000) shares of duly authorized voting common stock, with a par value of $.01 per share, of which One Hundred (100) shares are issued and outstanding (the "Outstanding Stock"). The Outstanding Stock is and, as of the Initial Closing, the remaining shares of Common Stock will be, validly issued and outstanding, fully paid and nonassessable. The Outstanding Stock constitutes all of the issued and outstanding capital stock of the Company. There are no outstanding securities convertible into or exchangeable for, and no outstanding options, warrants or other rights to purchase or to subscribe for, any shares of capital stock or other securities of the Company, other than as set forth herein. There are no outstanding agreements, arrangements, commitments or understandings of any kind affecting or relating to the voting, issuance, purchase, redemption, repurchase or transfer of any of the capital stock of the Company, other than as set forth herein or in the Shareholders Agreement. Except as provided herein, there are no options, warrants, rights or any other agreement or instrument giving any person any right under any circumstances to acquire any shares of capital stock of the Company. Seller has good and valid marketable title to the Outstanding Stock and the sole right to vote, sell, transfer and deliver the Outstanding Stock. Except as contemplated by this Agreement, neither the Company nor Seller has agreed with any person to sell, transfer or deliver the Outstanding Stock or other capital stock of the Company.

Upon the sale of the Initial Shares to Buyer hereunder, Buyer shall have good and valid marketable title thereto, free and clear of all liens, encumbrances, security interests and restrictions of any kind.

     Section 5.6 Assets and Liabilities of the Company. As of the Initial Closing Date, the Company shall own and have good and marketable title to the assets and properties listed on Schedule 5.6, and shall have no debts, obligations or liabilities of any kind whatsoever, whether accrued, contingent or otherwise, except those arising under the Tower Lease, the Transaction Documents and the Communications Act.

     Section 5.7 Broker Neither Seller, the Company nor any person acting on their behalf has incurred any liability from any finder's or broker's fees or commissions in connection with the transactions contemplated by this Agreement, except for such fees and commissions owed by Seller to Bruce Fox, which fees and commissions shall be the sole responsibility of Seller.

     Section 5.8 Debts, Obligations and Liabilities. Schedule 5.8 hereto contains a true and complete list, in all material respects, of all outstanding debts, obligations and liabilities of Seller.

     Section 5.9 Disclosure. No representation or warranty by Seller or the Company in this Agreement, and no schedule, document, statement, certificate furnished or to be furnished by Seller or the Company to Buyer pursuant hereto, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements or facts contained herein or therein not misleading.

ARTICLE 6.   CONDITIONS PRECEDENT TO THE OBLIGATIONS OF BUYER AT
             THE INITIAL CLOSING

     The obligations of Buyer at the Initial Closing are subject to the fulfillment prior to or at the Initial Closing of the following conditions (any one or more of which may be waived in whole or in part by Buyer at Buyer's option):

     Section 6.1 Representations and Warranties. The representations and warranties of Seller and the Company contained in this Agreement relating to the Initial Closing shall be true and correct in all material respects on and as of the Initial Closing Date, with the same force and effect as though made on and as of such date.

     Section 6.2 Covenants and Conditions. Seller and the Company shall have performed in all material respects all of their respective obligations and agreements and complied with all of their respective covenants and conditions contained in this Agreement to be performed or complied with by Seller and the Company on or before the Initial Closing Date.

     Section 6.3 Extension Application. The FCC shall have granted the Extension Application without the imposition on the Seller or the Station of any conditions that could reasonably be expected to have a material adverse effect on the construction or operation of the Station as currently contemplated in the Extension Application, and such grant shall have become a Final Order.

     Section 6.4 Approvals for Tower Site. Seller and the Company shall have obtained all necessary governmental consents or approvals required for the construction and operation of the Station at the site specified in the Tower Lease, and any such construction shall have been conducted in accordance with the terms of such consents or approvals and with any applicable laws, rules and regulations of any governmental authority, including, without limitation, the FCC, any municipality or the Federal Aviation Administration.

     Section 6.5 Contribution. The Pro Forma FCC Consent shall have become a Final Order, and Seller shall have contributed the Construction Permit to the Company in accordance with Section 3.6.

     Section 6.6 Tower Lease. The Company shall have entered into the Tower Lease, and the Tower Lease shall be in full force and effect and enforceable in accordance with its terms.

     Section 6.7 Deliveries. Seller and the Company shall have delivered to Buyer the following, in form and substance reasonably satisfactory to Buyer and Buyer's Counsel:

          (a) Initial Shares. Certificates representing the Initial Shares, which shall be either duly endorsed or accompanied by stock powers duly executed in favor of Buyer.

          (b) Certificate of Incorporation. A copy of the Certificate of Incorporation of the Company, certified as of a date not earlier than ten (10) days prior to the Initial Closing Date by the Secretary of State of Delaware.

          (c) Bylaws. A copy of the Bylaws of the Company, certified as of the Initial Closing Date by the Secretary or an Assistant Secretary of the Company.

          (d) Resolutions. Copies of resolutions adopted by the Board of Directors of both Seller and the Company, authorizing and approving the execution and delivery of this Agreement and the Transaction Documents and the consummation of the transactions contemplated hereby and thereby, certified by the Secretary or an Assistant Secretary of Seller and the Company, respectively, as being true and complete on the Initial Closing Date.

          (e) Officer's Certificates. Certificates, dated as of the Initial Closing Date, executed on behalf of Seller and the Company by the President of Seller and the Company, respectively, each certifying: (1) that the representations and warranties of Seller and the Company each contained in this Agreement are true and complete in all material respects as of the Initial Closing Date as though made on and as of that date; and (2) that Seller and the Company have performed in all material respects all of their respective obligations and agreements in this Agreement to be performed and complied with all of their respective covenants and conditions contained in this Agreement to be complied with by Seller and the Company on or before the Initial Closing Date.

          (f) Opinions of Counsel. Opinions of Seller's and the Company's counsel and communications counsel dated as of the Initial Closing Date, substantially in the form of Schedule 6.7(f) hereto.

          (g) Consents. A manually executed copy of any instrument evidencing receipt of any Consent.

          (h) Transaction Documents. Copies of the Transaction Documents duly executed by Seller and the Company.

          (i) Additional Instruments. Such additional instruments and documents as may be required to consummate the transactions contemplated hereby.

     Section 6.8 Adverse Proceedings. Except for proceedings relating to the television broadcast industry generally, there shall not be any order, decree or judgment in effect or any lawsuit, claim, legal action, proceeding or investigation pending or threatened before any court, administrative agency or arbitrator which is reasonably likely to result in any material adverse effect upon the construction, business, property, assets or condition (financial or otherwise) of the Station or which seeks to enjoin or prohibit, or otherwise questions the validity of, any action taken or to be taken pursuant to or in connection with this Agreement.

     Section 6.9 Modification Application. The FCC shall have granted the Modification Application without the imposition on the Seller or the Station of any conditions that could reasonably be expected to have a material adverse effect on the construction or operation of the Station as contemplated in the Modification Application, and such grant shall have become a Final Order.

ARTICLE 7.     CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SELLER
               AND THE COMPANY AT THE INITIAL CLOSING

     The obligations of Seller and the Company at the Initial Closing are subject to the fulfillment prior to or at the Initial Closing of the following conditions (any one or more of which may be waived in whole or in part by Seller and the Company at their option):

     Section 7.1 Representations and Warranties. The representations and warranties of Buyer contained in this Agreement relating to the Initial Closing shall be true and correct in all material respects on and as of the Initial Closing Date, with the same force and effect as though made on and as of such date.

     Section 7.2 Covenants and Conditions. Buyer shall have performed in all material respects all of its obligations and agreements and complied with all of its covenants and conditions contained in this Agreement to be performed or complied with by Buyer on or before the Initial Closing Date.

     Section 7.3 Deliveries. Buyer shall have delivered to Seller and the Company the following in form and substance reasonably satisfactory to Seller, the Company and their Counsel:

          (a)  Purchase Price.  The Purchase Price described in Section 2.3.

          (b) Resolutions. Copies of resolutions adopted by the Board of Directors of Buyer, authorizing and approving the execution of this Agreement and the Transaction Documents and the consummation of the transactions contemplated hereby and thereby, certified by its Secretary as being true and correct on the Initial Closing Date.

          (c) Officer's Certificate. A certificate, dated as of the Initial Closing Date, executed on behalf of Buyer by the Chairman or President of Buyer, certifying (1) that the representations and warranties of Buyer contained in this Agreement are true and complete in all material respects as of the Initial Closing Date as though made on and as of that date, and (2) that Buyer has performed in all material respects all of its obligations and agreements in this Agreement to be performed and complied with all of the covenants and conditions contained in the Agreement to be complied with by Buyer on or before the Initial Closing Date.

          (d) Opinion of Counsel. An opinion of Buyer's counsel dated as of the Initial Closing Date, substantially in the form of Schedule 7.3(d) hereto.

          (e) Transaction Documents. Copies of the Transaction Documents duly executed by Buyer.

          (f) Additional Instruments. Such additional instruments and documents as may be required to consummate the transactions contemplated hereby.

     Section 7.4 Adverse Proceedings. There shall not be any order, decree or judgment in effect or any lawsuit, claim, legal action, proceeding or investigation pending or threatened before any court, administrative agency or arbitrator which seeks to enjoin or prohibit, or otherwise questions the validity of, any action taken or to be taken pursuant to or in connection with this Agreement.

ARTICLE 8.  CONSTRUCTION AND OPERATION OF THE STATION

     Section 8.1 General. Following the date hereof and prior to the Second Closing Date: (i) neither the Company nor Seller shall enter into any contracts or agreements creating any security interests, mortgages, liens or encumbrances on the assets of the Company or the Station; (ii) Seller shall not enter into any contract or agreement creating any liens or security interests in any shares of capital stock of the Company; (iii) the Company shall be operated in a prudent and businesslike manner and in accordance with the other covenants in this Article 8; (iv) Seller shall not amend its Articles of Incorporation or By-laws and the Company shall not amend its Certificate of Incorporation or By-Laws; and (v) neither Seller nor the Company shall take or permit, or agree to take or permit, any action within Seller's or the Company's control that is inconsistent with the proper performance of their obligations under this Agreement, including but not limited to, the issuance or sale of any capital stock of the Company or the granting to any person or entity, other than Buyer, an option or similar right to purchase any of the Company's capital stock.

     Section 8.2    FCC Consent.

          (a) The conveyance of the Option Shares by Seller to Buyer as contemplated by this Agreement is subject to the prior consent and approval of the FCC.

          (b) Seller and Buyer shall prepare and, within five (5) business days after the first to occur of Buyer's receipt of the Put Notice (as defined below) or Seller's receipt of the Call Notice (as defined below), shall file with the FCC an appropriate application for the FCC Consent. Seller and Buyer shall thereafter prosecute the application for the FCC Consent with all diligence and otherwise use their respective best efforts to obtain a grant of the application for the FCC Consent as expeditiously as possible. Each party agrees to comply with any condition imposed on it by the FCC Consent, except that no party shall be required to comply with a condition if (i) the condition was imposed on it as the result of a circumstance the existence of which does not constitute a breach by that party of any of its representations, warranties, or covenants hereunder, and (ii) compliance with the condition would have a material adverse effect upon it. Buyer and Seller shall oppose any petitions to deny or other objections filed with respect to the application for the FCC Consent and any requests for reconsideration or judicial review of the FCC Consent.

          (c) If the Second Closing shall not have occurred for any reason within the original effective period of the FCC Consent and neither party shall have terminated this Agreement under Article 18, the parties shall jointly request one or more extensions of the effective period of the FCC Consent. No extension of the effective period of the FCC Consent shall limit the exercise by either party of its right to terminate the Agreement under Article 18.

     Section 8.3 Employee Benefit Plans. Except as may be consented to in writing by Buyer, the Company will not adopt any employee benefit plans or arrangements applicable to the employees of the Company, including, without limitation, pension or thrift plans, individual or supplemental pension or accrued compensation arrangements, incentive plans, or bonus and termination arrangements; provided, however, that nothing herein shall prevent the Company from adopting reasonable policies on vacation and sick leave for its employees or offering them participation in employer-paid group health plans or any other benefits required by law.

     Section 8.4 Labor Relations. Neither the Seller nor the Company (i) will enter into any collective bargaining agreement with respect to the Station; (ii) will enter into any written or oral contracts of employment;
(iii) will incur any fixed or contingent liabilities or obligations with respect to any person employed at the Station; and (iv) will fail to comply in all material respects with applicable laws, rules and regulations relating to the employment of labor including, without limitation, those related to wages, hours, collective bargaining, occupational safety, discrimination, and the payment of social security and other payroll related taxes.

     Section 8.5 Licenses. Neither the Seller nor the Company shall cause, or fail to take any action within its reasonable control necessary to prevent,
(i) any License to expire, be surrendered or modified; (ii) any governmental authority to institute proceedings for the suspension, revocation, or adverse modification of any License; (iii) any governmental authority to dismiss or deny any pending application concerning the construction or operation of the Station.

     Section 8.6 Compliance with Laws. The Seller and the Company shall construct and operate the Station in all material respects in accordance with all applicable laws, rules and regulations and the terms of all Licenses.

     Section 8.7 Notification. Seller and the Company shall give Buyer prompt written notice of any material change in any of the information contained in the representations and warranties of Seller and the Company set forth in this Agreement or in the Schedules hereto.

     Section 8.8 Preservation of Business. Seller and the Company shall preserve the business and organization of the Station intact and use their best efforts to keep available to the Station its employees and to preserve the Station's relationships with suppliers, advertisers and others having business relations with it, to the end that the business, operations, and prospects of the Station shall be unimpaired at the Second Closing.

     Section 8.9 Performance of Agreements. The Company and Seller shall perform their respective obligations under this Agreement, the Shareholders Agreement, Time Brokerage Agreement, Construction Agreement and Lease Agreement, in each case in accordance with the terms thereof.

     Section 8.10 Cable Carriage. Consistent with the rules and regulations of the FCC, the Company shall notify the cable operators within the Tulsa, Oklahoma Area of Dominant

Influence of the Station's election to be carried on a "must-carry" basis on such cable operators' cable television systems. The Company shall use its best efforts to provide such notices on the date that is sixty (60) days prior to commencing operations pursuant to program test authority as defined by FCC rules and regulations, but in no event shall such notices be provided later than thirty (30) days after the commencement of such operations.

AARTICLE 9.  THE OPTIONS AND THE SECOND CLOSING

     Section 9.1    Call Option.

          (a) In consideration of Buyer's undertakings herein and in the Transaction Documents, the receipt and sufficiency of which are hereby acknowledged by Seller, Seller hereby grants to Buyer an exclusive and irrevocable option to purchase from Seller the Option Shares (the "Call Option"), free and clear of any claims, liabilities, security interests, mortgages, liens, pledges, conditions, charges or encumbrances of any nature whatsoever.

          (b) Buyer may give written notice to Seller of Buyer's intention to exercise the Call Option (the "Call Notice") at any time during the thirty (30) day period beginning on the date the Station commences operations pursuant to program test authority (the "Option Period"). In the event that Buyer fails to give Seller the Call Notice prior to the end of the Option Period, then the Call Option shall expire.

          (c) Within five (5) business days of Seller's receipt of the Call Notice, Seller and Buyer shall file with the FCC the application for the FCC Consent and shall file such notices with, and obtain such approvals of, any other governmental authorities that are required for the acquisition by Buyer of the Option Shares and shall diligently and expeditiously prosecute such filings.

     Section 9.2    Put Option.

          (a) In consideration of Sellers's and the Company's undertakings herein and in the Transaction Documents, the receipt and sufficiency of which are hereby acknowledged by Buyer, Buyer hereby grants to Seller an exclusive and irrevocable option to require Buyer to purchase from Seller the Option Shares (the "Put Option"), free and clear of any claims, liabilities, security interests, mortgages, liens, pledges, conditions, charges or encumbrances of any nature whatsoever.

          (b) Seller may give written notice to Buyer of Seller's intention to exercise the Put Option (the "Put Notice") at any time during the Option Period. In the event that Seller fails to give Buyer the Put Notice prior to the end of the Option Period, then the Put Option shall expire.

          (c) Within five (5) business days of Buyer's receipt of the Put Notice, Buyer and Seller shall file with the FCC the application for the FCC Consent and shall file such notices with, and obtain such approvals of, any other governmental authorities that are required for the acquisition by Seller of the Option Shares and shall diligently and expeditiously prosecute such filings.

     Section 9.3 The Second Closing. The Second Closing shall take place at 10:00 a.m., Washington, D.C. time, on a date to be set by Buyer on no less than five (5) days' written notice to Seller, which date shall not be sooner than the first business day after the date on which the FCC Consent is granted and shall not be later than the tenth business day after the date on which the FCC Consent has become a Final Order, subject to the satisfaction of all other conditions precedent to the holding of the Second Closing. The Second Closing shall take place at the offices of Dow, Lohnes & Albertson, 1200 New Hampshire Avenue, N.W., Suite 800, Washington, D.C. 20036, or such other place as the parties shall mutually agree. If Buyer fails to specify the date for Second Closing prior to the fifth business day after the date upon which the FCC Consent has become a Final Order, the Second Closing shall take place on the tenth business day after the date upon which the FCC Consent has become a Final Order.

     Section 9.4 Sale of Option Shares. Subject to the terms and conditions set forth in this Agreement, Seller hereby agrees to sell, transfer and deliver to Buyer on the Second Closing Date, and Buyer agrees to purchase, the Option Shares, free and clear of any claims, liabilities, security interests, mortgages, liens, pledges, conditions, charges or encumbrances of any nature whatsoever.

     Section 9.5 Purchase Price for Option Shares. The purchase price for the Option Shares (the "Option Price") shall be Four Hundred Twenty One Thousand Dollars ($421,000). The Option Price shall be paid at the Second Closing by Buyer to Seller by wire transfer of immediately available federal funds or other means mutually satisfactory to Buyer and Seller in accordance with written instructions provided by Seller to Buyer no less than two (2) business days prior to the Second Closing Date.

ARTICLE 10.  REPRESENTATIONS AND WARRANTIES OF BUYER REGARDING
             THE SECOND CLOSING

     All of the representations and warranties of Buyer set forth in Article 4 hereof shall be true and correct in all material respects as of the Second Closing Date, with the same force and effect as though made on and as of the Second Closing Date, except as otherwise contemplated by the express terms of this Agreement. For the purpose of this Article 10, each reference in Article 4 hereof to the "Initial Closing," "Initial Shares" and the "Initial Closing Date" shall be deemed to be a reference to the Second Closing, Option Shares and the Second Closing Date, respectively.

ARTICLE 11.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE
             COMPANY AND SELLER REGARDING THE SECOND CLOSING

     All of the representations and warranties of the Company and Seller set forth in Article 5 hereof shall be true and correct in all material respects as of the Second Closing Date, with the same force and effect as though made on and as of the Second Closing Date, except as otherwise contemplated by the express terms of this Agreement. For the purpose of this Article 11, each reference in Article 5 hereof to the "Initial Closing" and the "Initial Closing Date" shall be deemed to be a reference to the Second Closing and the Second Closing Date, respectively, and each reference to the "Initial Shares" shall be deemed to be a reference to the Option Shares. Seller and the Company further represent, warrant and covenant to Buyer as follows:

     Section 11.1 Contracts. Within ten (10) days after Seller receives the Call Notice or Buyer receives the Put Notice, Seller shall deliver to Buyer a true and complete list and copies of the Contracts. The Contracts shall be valid and binding agreements of the Company enforceable in accordance with their terms. The Company shall have complied with the Contracts in all material respects, and the Company shall not be in default under any of the Contracts.

     Section 11.2 Copyrights, Trademarks and Similar Rights. Within ten (10) days after Seller receives the Call Notice or Buyer receives the Put Notice, Seller shall deliver to Buyer a true and complete list and copies of all Intangibles.

     Section 11.3 Governmental Authorizations. Within ten (10) days after Seller receives the Call Notice or Buyer receives the Put Notice, Seller shall deliver to Buyer a true and complete list and copies of the Licenses. The Company shall be the authorized legal holder of the Licenses. The Licenses shall comprise all of the licenses, permits and other authorizations required from governmental and regulatory authorities for the lawful conduct of the business and operations of the Station in the manner and to the full extent they are conducted on the Second Closing Date, and none of the Licenses shall be subject to any restriction or condition which would limit the full operation of the Station. The Licenses shall be in full force and effect, and the operation of the Station shall be in accordance therewith. Seller has no knowledge of any events or conditions relating to Seller or Seller's ownership and control of the Company that could prevent the FCC from approving the transfer of control of the Company to Buyer.

     Section 11.4 Title to and Condition of Real Property. Within ten (10) days after Seller receives the Call Notice or Buyer receives the Put Notice, Seller shall deliver to Buyer a true and complete description of all the Real Property and the Company's interests therein. The Real Property shall comprise all real property interests necessary to conduct the business and operations of the Station as then conducted. The Company shall have good and marketable fee simple title, insurable at standard rates, to all fee estates (including the improvements thereon) included in the Real Property, free and clear of all liens, mortgages, pledges, covenants, easements, restrictions, encroachments, leases, charges, and other claims and encumbrances of any nature whatsoever, and without reservation or exclusion of any mineral, timber, or other rights or interests, except for liens for real estate taxes not yet due and payable. All Real Property (including the improvements thereon) (i) shall be in good condition and repair consistent with its present use, (ii) shall be available for immediate use in the conduct of the business and operations of the Station, and
(iii) shall comply with all applicable building or zoning codes and the regulations of any governmental authority having jurisdiction.

     Seciton 11.5   Title to and Condition of Tangible Personal Property.
Within ten (10) days after Seller receives the Call Notice or Buyer receives the Put Notice, Seller shall deliver to Buyer a true and complete list of all material items of Tangible Personal Property. The Tangible Personal Property shall comprise all material items of tangible personal property necessary to conduct the business and operations of the Station as then conducted. Seller shall own and have good title to each item of Tangible Personal Property, and none of the Tangible Personal Property shall be subject to any security interest, mortgage, pledge, conditional sales agreement, or other lien or encumbrance, except for liens for current taxes not yet due and payable. All items of transmitting and studio equipment included in the Tangible Personal Property (i) shall have been maintained in a manner consistent with generally accepted standards of good engineering practice, and (ii) shall permit the Station to operate in accordance with the terms of the FCC Licenses and the rules and regulations of the FCC, and, to Seller's knowledge, with all other applicable federal, state, and local statutes, ordinances, rules, and regulations.

     Section 11.6 Compliance With Laws. As of the Second Closing Date, the Company shall be in compliance in all material respects with the Communications Act of 1934, as amended, and the rules and regulations of the FCC and, to Seller's knowledge, with all other laws, regulations and governmental orders applicable to the ownership or use of its assets and the conduct of the business and operations of the Station.

     Section 11.7 Reports. As of the Second Closing Date, all returns, reports and statements which the Station is required to file with the FCC or with any other governmental agency, as of the Second Closing Date, shall have been filed and shall be complete and correct in all material respects.

     Section 11.8 Public Inspection File. As of the Second Closing Date, the Station's public inspection file shall be located at the Station's main studio and shall contain, in all material respects, the original or copies of all applications, reports and other documents and records relating to the operation of the Station that are required to be in such file under the rules and regulations of the FCC.

     Section 11.9 Taxes. As of the Second Closing Date, (a) the Company shall have filed all Tax Returns and shall have paid all Taxes shown on such Tax Returns on any assessment received by the Company, provided that the Company shall not be required to pay any Tax the validity of which is being contested by the Company in good faith and pursuant to appropriate proceedings, (b) such reports and Tax Returns shall have been prepared in accordance with applicable provisions of the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder and with applicable provisions of state laws, rules and regulations concerning taxation, and (c) the Company shall not have waived any statute of limitations with respect to the payment of any taxes.

     Section 11.10 Dividends and Redemptions. The Company shall not have made at any time any declaration, set aside or payment of any dividend or other distribution in respect of any shares of capital stock of the Company, or any direct or indirect redemption, purchase or other acquisition of such stock.

     Section 11.11 Notices; Condemnation. As of the Second Closing Date: (i) neither the Company nor Seller shall have received any written notice or order by any governmental or other public authority, any insurance company that has issued a policy of insurance with respect to the Station's assets or business, or any board of fire underwriters or other body exercising similar functions that relates to material violations of building, safety, fire or other ordinances or regulations by the Station or requests the performance of any significant repairs, alterations or other work to the assets of the Station; and (ii) there will not be any pending or threatened condemnation, expropriation, eminent domain, zoning or similar proceeding materially affecting all or any portion of the assets of the Station.

     Section 11.12 Liabilities of the Company. As of the Second Closing Date, the Company shall have no liabilities or obligations of any sort whatsoever, except those arising under the Licenses, those arising under the Transaction Documents and those consented to in writing by Buyer.

     Section 11.13 Disclosure. As of the Second Closing Date, no representation or warranty by Seller or the Company in this Agreement, any Exhibit or Schedule hereto or any certificate furnished or to be furnished to Buyer pursuant hereto, and, to the knowledge of Seller, no representation or warranty by Seller or the Company in any document or statement furnished or to be furnished to Buyer pursuant hereto, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements or facts contained herein or therein not misleading.

ARTICLE 12.  CONDITIONS PRECEDENT TO THE OBLIGATIONS OF BUYER AT
             THE SECOND CLOSING

     The obligations of Buyer under this Agreement at the Second Closing are subject to the fulfillment prior to or at the Second Closing of the following conditions (any one or more of which may be waived in whole or in part by Buyer at Buyer's option):

     Section 12.1 Representations and Warranties. The representations and warranties of Seller and the Company contained in this Agreement relating to the Second Closing shall be true and correct in all material respects on and as of the Second Closing Date, with the same force and effect as though such representations and warranties had been made on as of such date.

     Section 12.2 Covenants and Conditions. Seller and the Company shall have performed in all material respects all of their respective obligations and agreements and complied with all of their respective covenants and conditions contained in this Agreement to be performed or complied with by Seller and the Company on or before the Second Closing Date.

     Section 12.3   FCC Consent. The FCC Consent shall have become a Final
Order.

     Section 12.4 Consents. All material consents and approvals of all other governmental authorities, bodies or agencies necessary for the consummation of the transactions contemplated by this Agreement to occur at the Second Closing, shall have been obtained, all without any conditions which would be unduly burdensome on, or have a material adverse effect upon Buyer or the Company.

     Section 12.5 Deliveries. Seller and the Company shall have delivered to Buyer the following, in form and substance reasonably satisfactory to Buyer and Buyer's Counsel:

          (a) Option Shares. Certificates representing the Option Shares, which shall be either duly endorsed or accompanied by stock powers duly executed in favor of Buyer.

          (b) Bylaws. A copy of the Bylaws of the Company, certified as of the Second Closing Date, by the Secretary or Assistant Secretary of the Company.

          (c) Resolutions. Certificates, signed by the Secretary or Assistant Secretary of Seller and the Company, certifying that the resolutions of the Boards of Directors of Seller and the Company delivered to Buyer pursuant to
Section 6.7(d) hereof have not been amended or supplemented and remain in full force and effect.

          (d) Consents. A manually executed copy of any instrument evidencing receipt of any Consent.

          (e) Estoppel Certificates. Estoppel Certificates of the lessors of all leasehold and subleasehold interests included in the Real Property Interests.

          (f) Officer's Certificates. Certificates, dated as of the Second Closing Date, executed on behalf of Seller and the Company by the President of Seller and of the Company, respectively, each certifying: (1) that the representations and warranties of Seller and the Company each contained in this Agreement are true and complete in all material respects as of the Second Closing Date as though made on and as of that date; and (2) that Seller and the Company have performed in all material respects all of their respective obligations and agreements in this Agreement to be performed and complied with all of their respective covenants and conditions contained in this Agreement to be complied with by Seller and the Company on or before the Second Closing Date.

          (g) Opinions of Counsel. Opinions of Seller's and the Company's counsel and communications counsel dated as of the Second Closing Date, substantially in the form of Schedule 12.5(g) hereto.

          (h) Additional Instruments. Such additional instruments and documents as may be required to consummate the transactions contemplated hereby.

     Section 12.6 Adverse Proceedings. Except for proceedings relating to the television broadcast industry generally, there shall not be any order, decree or judgment in effect or any lawsuit, claim, legal action, proceeding or investigation pending or threatened before any court, administrative agency or arbitrator which is reasonably likely to result in any material adverse effect upon the construction, business, property, assets or condition (financial or otherwise) of the Station or which seeks to enjoin or prohibit, or otherwise questions the validity of, any action taken or to be taken pursuant to or in connection with this Agreement.

     Section 12.7 Time Brokerage Agreement. The Time Brokerage Agreement shall be in full force and effect, and the Company shall have complied in all material respects with its obligations thereunder.

     Section 12.8 Adverse Change. Between the date of this Agreement and the Second Closing Date, there shall have been no material adverse change in the business, assets, properties or financial condition of the Station, including any unrestored damage, destruction, or loss affecting any assets that are material to the conduct of the business of the Station.

ARTICLE 13.  CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SELLER
             AND THE COMPANY AT THE SECOND CLOSING

     The obligations of Seller and the Company at the Second Closing under this Agreement are subject to the fulfillment prior to or at the Second Closing of the following conditions (any one or more of which may be waived in whole or in part by Seller or the Company at their option):

     Section 13.1 Representations and Warranties. The representations and warranties of Buyer contained in this Agreement relating to the Second Closing shall be true and correct in all material respects on and as of the Second Closing Date, with the same force and effect as though such representations and warranties had been made on and as of such date.

     Section 13.2 Covenants and Conditions. Buyer shall have performed in all material respects all of its obligations and agreements and complied with all of its covenants and conditions contained in the Agreement to be performed or completed with or before the Second Closing Date.

     Section 13.3   FCC Consent. The FCC shall have granted the FCC Consent.

     Section 13.4 Consents. All material consents and approvals of all other governmental authorities, bodies or agencies necessary for the consummation of the transactions contemplated by this Agreement to occur at the Second Closing, shall have been obtained, all without any conditions which would be unduly burdensome on, or have a material adverse effect upon Seller.

     Section 13.5 Deliveries. Buyer shall have delivered the following, in form and substance reasonably satisfactory to Seller, the Company and their
Counsel:

          (a)  Option Price.  The Option Price described in Section 9.5; and

          (b) Resolutions. A Certificate, signed by the Secretary of Buyer, certifying that the resolutions of the Board of Directors of Buyer delivered to Seller and the Company pursuant to Section 7.3(b) hereof have not been amended or supplemented and remain in full force and effect.

          (c) Officer's Certificate. A certificate, dated as of the Second Closing Date, executed on behalf of Buyer by the Chairman or President of Buyer, certifying (1) that the representations and warranties of Buyer contained in this Agreement are true and complete in all material respects as of the Second Closing Date as though made on and as of that date, and (2) that Buyer has performed in all material respects all of its obligations and agreements in this Agreement to be performed and complied with all of the covenants and conditions in this Agreement to be complied with by Buyer on or prior to the Second Closing Date.

          (d) Opinion of Counsel. An opinion of Buyer's counsel dated as of the Second Closing Date, substantially in the form of Schedule 13.5(d) hereto.

     Section 13.6 Time Brokerage Agreement. The Time Brokerage Agreement shall be in full force and effect, and Buyer shall have complied in all material respects with its obligations thereunder.

     Section 13.7 Adverse Proceedings. There shall not be any order, decree or judgment in effect or any lawsuit, claim, legal action, proceeding or investigation pending or threatened before any court, administrative agency or arbitrator which seeks to enjoin or prohibit, or otherwise questions the validity of, any action taken or to be taken pursuant to or in connection with this Agreement.

ARTICLE 14.  JOINT COVENANTS

     Section 14.1 Confidentiality. Buyer, on the one hand, and Seller and the Company, on the other hand, shall each keep confidential all confidential information obtained by it with respect to the other in connection with this Agreement (except for such disclosure to attorneys, bankers, underwriters, and investors, as may be appropriate in the furtherance of the transactions contemplated by this Agreement), and if the transactions contemplated hereby are not consummated for any reason, each shall, to the extent reasonably possible, return to the other, without retaining a copy thereof, any confidential schedules, documents or other written information obtained from the other in connection with this Agreement and the transactions contemplated hereby.

     Section 14.2 Cooperation. Buyer, Seller and the Company shall cooperate fully with each other and their respective counsels and accountants in connection with any actions required to be taken as part of their obligations under this Agreement, and the parties will use their best efforts to consummate the transactions contemplated hereby and to fulfill their obligations hereunder. No party shall take any action that is inconsistent with its obligations under this Agreement, that would render any of its representations or warranties herein untrue or incomplete or that could hinder or delay the consummation of the transactions contemplated by this Agreement. Notwithstanding the foregoing, and except as otherwise expressed in this Agreement, Buyer shall have no obligation (a) to expend funds to obtain any of the Consents or (b) to agree to any adverse change in any License or Contract in order to obtain a Consent required with respect thereto.

     Section 14.3 Governmental Consents. If any governmental consent required for the consummation of the transactions contemplated hereby or the satisfaction of any condition contained herein includes any condition, the party upon which such condition is imposed shall use its best efforts to comply therewith before the respective Closing to which such consent relates; provided, however, that no party hereto shall be required to comply with any condition that would be unduly burdensome or would have a material adverse effect upon such party.

     Section 14.4 Station Operation and Contracts. Buyer and Seller specifically acknowledge that, as of the Initial Closing Date, the Station will not have commenced broadcast operations. Buyer, Seller and the Company shall cooperate and use their respective best efforts to complete construction of the Station and commence broadcast operations at the Station as expeditiously as possible. Seller and the Company shall file such applications with the FCC and other governmental authorities as are necessary to enable the Station to operate in compliance with FCC and other applicable rules and regulations.

ARTICLE 15.  TRANSFER TAXES; FEES AND EXPENSES

     Section 15.1 Transfer Taxes. Buyer and Seller shall each pay one-half of all transfer and documentary taxes or fees incurred in connection with the transfer of the Initial Shares and Option Shares; provided, however, that Seller shall be responsible for the payment of any federal, state or local income tax applicable to Seller or the Company in connection with the transaction contemplated by this Agreement.

     Section 15.2 Filing Fees. Buyer and Seller shall each pay one-half of all FCC filing fees and any other filing fee imposed by any other governmental authority in connection with the transactions contemplated hereby.

     Section 15.3 Expenses. Buyer and Seller shall each pay its own costs and expenses incurred in connection with the negotiation, preparation and performance of and compliance with this Agreement; provided, however, that Buyer shall pay all fees payable to the Escrow Agent pursuant to the Escrow Agreement. In connection with the FCC application for the transfer of the Option Shares to Buyer at the Second Closing, Seller shall be responsible for the payment of any costs or expenses that are incurred as a result of the filing of an objection to such FCC application based upon the qualifications of Seller or the Company, or the acts or omissions of Seller or the Company with respect to the acquisition or construction of the Station, and Buyer shall be responsible for the payment of any costs or expenses that are incurred as a result of the filing of an objection to such FCC application based upon the qualifications of Buyer or the acts or omissions of Buyer with respect to the acquisition or construction of the Station. On the Second Closing Date, Seller shall pay 51% and Buyer shall pay 49% of the broker's fees and commissions payable to Bruce Fox in connection with the transactions contemplated by this Agreement.

ARTICLE 16.  ESCROW DEPOSIT

     Section 16.1 Escrow Deposit. Simultaneously with the execution and delivery of this Agreement, Buyer has deposited the Escrow Deposit with the Escrow Agent in accordance with an Escrow Agreement. All funds and documents deposited with or otherwise held by the Escrow Agent shall be held and disbursed in accordance with the terms of the Escrow Agreement and the following provisions:

          (a) At the Initial Closing, Buyer, Seller and the Company shall jointly instruct the Escrow Agent to disburse all funds held by the Escrow Agent pursuant to the Escrow Agreement, including any interest or other proceeds from the investment of funds held by the Escrow Agent, to or at the direction of Buyer.

          (b) If this Agreement is terminated pursuant to Article 18 and Buyer is not in material breach of this Agreement, Buyer, Seller and the Company shall jointly instruct the Escrow Agent to disburse all funds held by the Escrow Agent pursuant to the Escrow

Agreement, including any interest or other proceeds from the investment of funds held by the Escrow Agent, to or at the direction of Buyer.

          (c) If this Agreement is terminated by Seller due to Buyer's material breach of this Agreement, then Buyer, Seller and the Company shall jointly instruct the Escrow Agent to disburse the Escrow Deposit to or at the direction of Seller, and to disburse all other funds held by the Escrow Agent pursuant to the Escrow Agreement, including any interest or other proceeds from the investment of funds held by the Escrow Agent, to or at the direction of Buyer.

          (d) If this Agreement is terminated by Seller due to Buyer's material breach of this Agreement, then the payment to Seller of the Escrow Deposit pursuant to this Section shall be liquidated damages and shall constitute full payment and the exclusive remedy for any damages suffered by Seller by reason of Buyer's material breach of this Agreement. Seller and Buyer agree in advance that actual damages would be difficult to ascertain and that the amount of the Escrow Deposit is a fair and equitable amount to compensate Seller for Buyer's material breach of this Agreement.

ARTICLE 17.  RISK OF LOSS

     Section 17.1 Risk of Loss. The risk of any loss, damage or impairment, confiscation or condemnation of any of the assets of Seller or the Company from any cause whatsoever shall be borne by Seller. In the event of any such loss, damage or impairment, confiscation or condemnation, the proceeds of, or any claim for any loss payable under, any insurance policy, judgment or award with respect thereto shall be applied to repair, replace or restore such assets to their prior condition as soon as possible after such loss, impairment, condemnation or confiscation.

     Section 17.2 Postponement of the Second Closing Date. If any damage or destruction of Seller's or the Company's assets occurs and such assets cannot be restored or replaced on or before the Second Closing Date, the Second Closing Date shall be postponed, the exact date and time of such postponed closing date to be such date and time within the effective period of the FCC Consent as shall be as agreed to by Seller, Buyer and the Company. If such assets cannot be restored or replaced within the effective period of the FCC Consent, the parties shall join in requesting an extension of the effective period of such consent for a period not to exceed an additional one hundred twenty (120) days from the date of FCC Consent.

     Section 17.3 Option to Terminate. In the event of any damage or destruction of the assets, if such assets have not been restored or replaced within the effective period of the FCC Consent as extended, Buyer may terminate this Agreement forthwith without any further obligation hereunder by written notice to Seller. Alternatively, Buyer may, at its option, proceed to close this Agreement and complete the restoration and replacement of such damaged assets after the Second Closing Date, in which event Seller shall deliver to Buyer all insurance proceeds payable to it or the Company and received in connection with such damage or destruction of the assets without limitation as to the costs and expenses arising in connection with such restoration and replacement.

ARTICLE 18.  TERMINATION RIGHTS

     Section 18.1 Termination by the Parties. This Agreement may be terminated by either Buyer, on the one hand, or Seller and the Company, on the other hand, if not then in material default, upon written notice to the other upon the occurrence of any of the following:

          (a) If the purchase of the Initial Shares and Option Shares by Buyer pursuant to this Agreement shall not have occurred on or prior to May 1, 1997;

          (b) If the other party defaults in the observance or in the due and timely performance of any of its material covenants or agreements contained herein and such default has not been cured within ten (10) days after notice by that party not in default;

          (c) If on the date of either of the Closings, any of the conditions precedent to the obligations of a party set forth in this Agreement as to that Closing have not been satisfied or waived by the other party and such condition shall remain unsatisfied ten (10) days after notice thereof by the other party; or

          (d) If there shall be in effect on the date of either of the Closings any final judgment, decree or order that would prevent or make unlawful the actions to be taken at such Closing.

     Section 18.2 Termination by Buyer. This Agreement may be terminated by Buyer, if not then in material default, upon written notice to Seller and the Company, if the FCC denies the Extension Application or the application for the Pro Forma FCC Consent.

ARTICLE 19.  SPECIFIC PERFORMANCE

     Seller and the Company agree that the Initial Shares and the Option Shares are unique and valuable properties such that Buyer shall be entitled to sue for specific performance of the terms of this Agreement in the event of a breach by Seller or the Company with respect to either the Initial Closing or the Second Closing, in which case Seller and the Company shall waive the defense that there is an adequate remedy at law.

ARTICLE 20.  INDEMNIFICATION

     Section 20.1 Seller's and the Company's Indemnification. Seller and the Company shall jointly indemnify, defend and hold Buyer harmless from and against any and all loss, cost, liability, damage and expense (including legal and other expenses incident thereto) of every kind, nature or description, arising out of: (a) the breach of any representation or warranty of Seller or the Company set forth in this Agreement or in any schedule or certificate delivered to Buyer pursuant hereto; (b) the breach of any of their covenants or other agreements contained in or arising out of this Agreement or the transactions contemplated hereby; or (c) the ownership of the Initial Shares prior to the Initial Closing, and the conduct of the business and operations of the Station and the ownership of the Option Shares prior to the Second Closing, including, but not limited to, any liability, judgment or damages against the Company or Seller, their officers, directors, employees or agents, as a result of litigation involving the Company, Seller or the operation of the Station prior to each of the Closings.

     Section 20.2 Buyer's Indemnification. Buyer shall indemnify, defend and hold Seller and the Company harmless from and against any and all loss, cost, liability, damage and expense (including legal and other expenses incident thereto) of every kind, nature or description, arising out of: (i) the breach of any representation or warranty of Buyer set forth in this Agreement (including the Schedules hereto); (ii) the ownership or operation of the Station after the Second Closing, or (iii) the breach of any of its other agreements contained in or arising out of this Agreement or the transactions contemplated hereby.

     Section 20.3 Notice of Claim. Buyer, on the one hand, and Seller and the Company, on the other hand, upon discovery of the breach of any of the representations, warranties and covenants of the other under this Agreement, shall give to the other prompt written notice of the discovery of such breach. If any action, suit or proceeding shall be commenced against, or any claim or demand be asserted against Buyer, Seller or the Company, as the case may be, in respect of which such party proposes to seek indemnification from the other under this Article 20, then such party (hereinafter the "Claimant") shall notify the party from whom indemnification is sought (hereinafter the "Indemnifying Party") to that effect in writing with reasonable promptness and in any event, if such claim arises out of a claim by a person or entity other than the Claimant, then within fifteen (15) days after written notice of such claim was given to the Claimant.

     Section 20.4 Assumption and Defense of Third-Party Action. If any claim hereunder arises of out a claim against the Claimant by a third party, the Indemnifying Party shall have the right, at its own expense, to participate in or assume control of the defense of such claim, and the Claimant shall fully cooperate with the Indemnifying Party subject to reimbursement for actual out-of-pocket expenses incurred as the result of a request by the Indemnifying Party. If the Indemnifying Party elects to assume control of the defense of any third-party claim, the Claimant shall have the right to participate in the defense of such claim at its own expense. If a claim requires immediate action, the parties will make every effort to reach a decision with respect thereto as expeditiously as possible. If the Indemnifying Party does not elect to assume control or otherwise participate in the defense of any third-party claim, it shall be bound by the results obtained by the Claimant with respect to such claim.

     Section 20.5 Limitation Period. No party shall be entitled to indemnification hereunder with respect to the breach of any representation, warranty or covenant contained herein unless such claim for indemnification is asserted in writing to the party from whom indemnification is sought within six
(6) months after the Second Closing, except that any claim for indemnification related to a claim by a third party, including claims by the Internal Revenue Service against the Company or Seller, shall be made within the statute of limitations period applicable to such third-party claim.

ARTICLE 21.  OTHER PROVISIONS

     Section 21.1 Survival of Representations, Warranties and Covenants. The representations, warranties, covenants, indemnities and agreements contained herein are and will be deemed and construed to be continuing representations, warranties, covenants, indemnities and agreements and will survive the respective Closings as to which breach or claim is asserted until the termination of the limitation period set forth in Section 20.5 hereof. Any investigations by or on behalf of any party hereto prior to or after the Closings shall not constitute a waiver as to enforcement of any representation, warranty, covenant or agreement contained herein.

     Section 21.2 Press Releases. Buyer, Seller and the Company shall jointly prepare, and determine the timing of, any press release or other announcement relating to the transactions contemplated by the Agreement. No party will issue any press release or make any other public announcement relating to the transactions contemplated by the Agreement without the prior consent of the other parties, except that any party may make any disclosure required to be made by it under applicable law (including the federal securities laws) or by this Agreement if it determines in good faith that it is appropriate to do so and provided further that it gives prior notice of any such disclosure to the other party hereto.

     Section 21.3 Further Assurances. At and after each of the Closings, Buyer, Seller and the Company will, without further consideration, execute and deliver such further instruments and documents and do such other acts and things as the other parties may reasonably request in order to effect or confirm the transactions contemplated by this Agreement.

     Section 21.4 Benefit and Assignment. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. No party hereto may assign, transfer, encumber or otherwise convey its interest under this Agreement without the prior written consent of the other parties hereto; provided, however, that Buyer may assign its rights and interests under this Agreement to its lenders as collateral security for Buyer's obligations to such lenders.

     Section 21.5 Entire Agreement. This Agreement and the schedules attached hereto embody the entire agreement and understanding of the parties and supersedes any and all prior agreements, arrangements and understandings relating to matters provided for herein.

No amendment, waiver of compliance with any provision or condition hereof, or consent pursuant to this Agreement will be effective unless evidenced by an instrument in writing signed by the party against whom enforcement of any waiver, amendment, extension or discharge is sought.

     Section 21.6 Headings. The headings are for convenience only and will not control or affect the meaning or construction of the provisions of this Agreement.

     Section 21.7 Governing Law. The construction and performance of this Agreement will be governed by the laws of the State of Delaware (except for the choice of law provisions thereof).

     Section 21.8 Notices. All notices, demands, and requests required or permitted to be given under the provisions of this Agreement shall be (a) in writing, (b) delivered by personal delivery, or sent by commercial delivery service or registered or certified mail, return receipt requested, (c) deemed to have been given on the date of personal delivery or the date set forth in the records of the delivery service or on the return receipt, and (d) addressed as follows:

To Buyer:                      Paxson Communications of Tulsa-44, Inc.
                               601 Clearwater Park Road
                               West Palm Beach, FL  33401
                               Attention:  Lowell W. Paxson

With a copy (which shall
not constitute notice) to:     John R. Feore, Jr., Esq.
                               Dow, Lohnes & Albertson
                               A Professional Limited Liability Company
                               1200 New Hampshire Avenue, N.W.
                               Suite 800
                               Washington, D.C.  20036

To Company and Seller:         Channel 44 of Tulsa, Inc.
                               2002 West Lone Cactus Drive
                               Phoenix, AZ  85027
                               Attention:  Kenneth Casey
                                           and
                               Broadcasting Systems, Inc.
                               2002 West Lone Cactus Drive
                               Phoenix, AZ  85027
                               Attention:  Kenneth Casey

With a copy (which shall
not constitute notice) to:     Irwin, Campbell & Tannenwald, P.C.
                               1730 Rhode Island Avenue, N.W.
                               Suite 200
                               Washington, D.C.  20036
                               Attention:  Peter Tannenwald, Esq.

or to any other or additional persons and addresses as the parties may from time to time designate in a writing delivered in accordance with this Section 21.8.

     Section 21.9 Counterparts. This Agreement may be signed in counterparts with the same effect as if the signature on each counterpart were upon the same instrument.

     Section 21.10 Defined Terms. The following terms shall have the meanings specified in the sections of this Agreement set forth opposite such terms:

"Agreement" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Preamble
"Buyer" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Preamble
"Call Notice" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 1.1
"Call Option" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 9.1
"Claimant"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Section 20.3
"Closings"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 1.1
"Common Stock"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 1.1
"Communications Act"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 1.1
"Company" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Preamble
"Consents"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 1.1
"Construction Agreement"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 1.1
"Construction Permit" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . "Recitals
"Contracts" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 1.1
"Escrow Agent"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 1.1
"Escrow Agreement"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 1.1
"Escrow Deposit"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 1.1
"Extension Application" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Recitals
"FCC" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Recitals
"FCC Consent" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 1.1
"FCC Licenses"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 1.1
"Final Order" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 1.1
"Indemnifying Party"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Section 20.3
"Initial Closing" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 1.1
"Initial Closing Date"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 1.1
"Initial Shares"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 1.1
"Intangibles" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 1.1
"Lease Agreement" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 1.1
"Licenses"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 1.1
"Modification Application"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 3.5

"Option Period" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 1.1
"Option Shares" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 9.1
"Outstanding Stock" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 5.5
"Pro Forma FCC Consent" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 1.1
"Purchase Price"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 2.3
"Put Notice"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 1.1
"Put Option"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 9.2
"Real Property" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 1.1
"Real Property Interests" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 1.1
"Second Closing"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 1.1
"Second Closing Date" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 1.1
"Seller"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Preamble
"Shareholders Agreement"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 1.1
"Station" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Recitals
"Tangible Personal Property"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 1.1
"Taxes" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 1.1
"Tax Returns" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 1.1
"Time Brokerage Agreement"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 1.1
"Tower Lease" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 1.1
"Transaction Documents" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section 1.1


            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have duly executed this Stock Purchase Agreement as of the date first above written.

                                    CHANNEL 44 OF TULSA, INC.



                                    By: /s/ Kenneth Casey
                                        ---------------------------------------
                                         Kenneth Casey
                                         President


                                    BROADCASTING SYSTEMS, INC.



                                    By:  /s/ Kenneth Casey
                                        ---------------------------------------
                                         Kenneth Casey
                                         President


                                    PAXSON COMMUNICATIONS
                                      OF TULSA-44, INC.


                                    By:  /s/ Lowell W. Paxson
                                         ---------------------------------------
                                         Name: Lowell W. Paxson
                                         Title: Chairman & CEO


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